Exhibit 99.2 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Creating Two Independent Public Companies Focused on Data Storage Growth in HDD and Flash Markets Western Digital October 2023

2 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Forward-Looking Statements Safe Harbor | Disclaimers This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements relating to: the separation of the HDD and Flash businesses, including the spin-off of the Flash business; the timing and method of the separation and spin-off; the tax treatment of the transaction; the expected financial and operating performance of and future opportunities for each company following the separation and spin-off; the ability of the companies to achieve optimal capital structures following the separation and spin-off; the company’s expectations regarding revenue, gross margin and compound annual growth rate; the company’s expected areas of focus and strategy to drive growth and profitability and create stockholder value; and expectations regarding the total addressable market and market opportunity for each company following the separation and spin-off. These forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond the company’s control and are difficult to predict, including without limitation: the final approval of the separation by the company’s board; availability of financing; execution of definitive documentation; completion of audited financials; receipt of opinions and/or rulings from certain third parties; ability to satisfy necessary closing conditions on a timely basis; ability to successfully separate the two businesses and realize the anticipated benefits of the separation; volatility in global economic conditions; inflation; increase in interest rates and economic recession; future responses to and effects of global health crises; impact of business and market conditions; macroeconomic conditions for the NAND and HDD markets; customer and supplier relationships and the potential impacts thereon of the announcement of the potential separation and spin-off; regulatory and contractual restrictions; stock price volatility; the diversion of management’s attention from ongoing business operations and opportunities; the impact of competitive products and pricing; our development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and our strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; our level of debt and other financial obligations; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; international conflict; terrorist activities; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties described in the company's filings with the U.S. Securities and Exchange Commission (the “SEC”), including the company's Annual Report on Form 10-K filed with the SEC on August 22, 2023. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made, and the company undertakes no obligation to update or revise these forward-looking statements to reflect new information or events, except as required by law.

3 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Call Participants David Goeckeler Wissam Jabre Chief Executive Officer Chief Financial Officer

4 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Conclusion of Strategic Review ◼ At the May 2022 Investor Day, Western Digital publicly announced it was exploring broader options to reposition the company with the full support of the Board, in consultation with advisors and multiple interested external parties ◼ On June 7, 2022, the company announced a formal, public Strategic Review aimed at further optimizing long-term value for its shareholders ◼ Western Digital fully evaluated a comprehensive range of alternatives that could unlock value in both our HDD and Flash businesses ◼ After a comprehensive Strategic Review, Western Digital determined that spinning off its Flash business is the best, executable alternative at this time ◼ Western Digital Board remains open to considering any alternatives that deliver superior value to the proposed separation should they become available

5 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Transaction Rationale Creates two standalone pure-play businesses with market-specific, strategic focus and opportunities to capitalize on the unique growth opportunities in data storage ◼ Creates two best-in-class data storage leaders Two Leading – HDD, a global innovator in a long-term growth data storage market with an ability to generate consistent Publicly Traded cash flow Businesses – Flash, a leading pure-play NAND company, supported by a highly successful, long-standing joint venture ◼ Streamlined management focus for long-term growth and profitability as two standalone pure-play data storage companies HDD and Flash ◼ Empowers each company to pursue business strategies & investment objectives tailored for specific needs Dynamics to Drive Value ◼ Focuses capital allocation strategies to improve efficiency and shareholder visibility into use of future cash flows for each business ◼ Allows each company to better align capital structures and shareholder return policies with individual Aligns Investor investor profiles Objectives ◼ Creates opportunity to expand and attract a new investor base

6 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Separation Transaction Summary ◼ Western Digital’s HDD business to continue as an independent publicly traded company under the Western Digital name Transaction ◼ Western Digital’s Flash business (name TBD) to be spun-off via tax-free dividend to Western Digital’s Structure shareholders ◼ Expected tax-free distribution to shareholders for Federal income tax purposes ◼ Expect to incur one-time GAAP-only charges related to the transaction during the periods preceding the closing Financial ◼ Both publicly traded companies are expected to be well-capitalized and have a disciplined, returns- Implications based approach to capital allocation ◼ Subject to final approval of the Western Digital Board Principal Closing ◼ Receipts of opinion and/or rulings with respect to the tax-free nature of the transaction for Federal income tax purposes Conditions ◼ Closing subject to market, and other conditions ◼ Transaction is targeted for the second half of calendar year 2024, subject to principal closing and Timing certain other conditions

7 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Two Independent Public Data Storage Companies Flash HDD Client Consumer 11% 13% Consumer 32% FY23 Revenue (1) Mix Client Cloud 60% Cloud 76% 8% ▪ Nearline HDD▪ Smart Video▪ Client SSD▪ Gaming Consoles Product ▪ Desktop HDD▪ Retail HDD▪ Retail Flash▪ Mobile ▪ Notebook HDD▪ Enterprise SSD▪ Wafers & Components Categories ▪ Top 4 US cloud titans▪ Leading Cloud ▪ Top 5 PC OEMs▪ All major gaming Representative ▪ Top 3 storage OEMs and Smart Video ▪ Over 350K retail stores console platforms Customer Base▪ Top 5 PC OEMs providers in China▪ All major e-tailers and retailers 1. Based on FY23 operating performance of Western Digital’s reportable segments.

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© 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED

Creating a Standalone HDD Industry Leader

Business Overview

- Key strategic supplier of high volume nearline hard drives to the world's global cloud & service providers, storage OEMs, and distributors
- #2 market position today (39% market share [1])
- Global innovator in a long-term growth data storage market with an ability to generate consistent cash flow
- Long-standing focus on value creation via customer centricity, innovation and operational excellence
- Compelling portfolio roadmap for high-capacity applications, including Artificial Intelligence (AI)

Total Addressable Market Breakdown [1]

~$25Bn
CY25 TAM

12%
CY22-25 CAGR



Other
Cloud
8%
92%

Revenue Market Share Trend [2]



38%
39%
40%
CY21
CY22
H1'CY23

1. IDC Worldwide Hard Disk Drive Market Shares, 2022; #US50484823, March 2023.
2. IDC Worldwide 2Q23 HDD Shipment Results; #US50020423, August 2023 and Western Digital.

Western Digital. HDD | Flash

9 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED HDD Formula for Success Creating a market-leading HDD data storage company with an ability to generate consistent cash flow Innovation Driven Cash Generation Operational Excellence Customer Centricity Capacity Leadership & Return ◼ Integral Component of ◼ ePMR◼ Platform Commonality◼ Profitable Share Gains Data Center Architectures ◼ OptiNAND◼ Supply Chain Leverage◼ Predictable Cash Generation ◼ Key Part of our End Customer’s Value ◼ UltraSMR◼ Automation & Analytics◼ Opportunity for deleveraging Proposition ◼ HAMR◼ Vertical Integration ◼ Interest in Differentiated Solutions ◼ Roadmap of High-Volume ◼ ROIC-Centric Decisions Mass-Market HDDs

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© 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED

Creating a Standalone Flash Industry Leader

Business Overview

- Creation of a NAND leader to capture the high-growth opportunities in the flash market
- Global reach with broadest go-to-market channels including online and brick and mortar retailers, leading PC and smartphone OEMs, distributors and direct sales
- Broad product line addressing flash-based solutions for the consumer all the way up to the world's most complex data centers
- Premium brand name recognition with the SanDisk family of products
- Partner in one of the longest-running and most successful joint ventures in technology providing scale in core flash cell design and manufacturing
- Strong operational fundamentals with best-in-class capital efficiency and cost per bit performance
- Technology leadership in Client SSD with DRAM-less architectures and strong partnerships with PC OEMS

Total Addressable Market Breakdown [1]

$89Bn
CY25 TAM

15%
CY22-25 CAGR


Consumer
Cloud
Client
8%
53%
39%

Revenue Market Share Trend [1]


14%
13%
14%
CY21
CY22
H1'CY23

1. *Yole Intelligence NAND market monitor Q3 2023 (September 2023).*

Western Digital. HDD | Flash

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© 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED

Rich History of Driving Innovation & Customer Satisfaction

One of the longest running and most successful joint ventures in technology

Strategic Benefits of Joint Venture

Scale

- Combined financial resources
- Equipment purchasing
- Fixed cost absorption
- Faster technology conversions
- Efficiency of tools and labor

Innovation

- Combines the companies that invented NAND flash and multi bits per cell IP
- IP and design collaboration leverage
- Memory Development Center integrated within Yokkaichi mega fab complex enabling quicker ramp to production
- Combined global talent pool

Western Digital + KIOXIA

Deep, Longstanding 23-Year Partnership

CY22 NAND Market ($59Bn) (1)


Western Digital + KIOXIA
31%
13%
18%
SK Hynix 19%
Micron 12%
Samsung 34%
Others 4%

1. Yole Intelligence NAND market monitor Q3 2023 (September 2023).

Western Digital. HDD | Flash

12 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Flash Go-Forward Strategy Creating a public pure-play industry leader, built with a deep, long-standing and highly successful Joint Venture Improved Through Operational Portfolio Mix NAND Cost Leadership Cycle Model Improvements ◼ Industry Leading Capital ◼ Investing for Leading ◼ Improved Predictability ◼ Leading Industry with Efficiency Product Line Up via LTA's Bonded Architecture ◼ Producing Lowest Cost Bit ◼ Mix Up In Segments◼ Improved Through Cycle ◼ Leading SSD Provider with Profitability Scale and Platform ◼ Mid-Teens Annual Cost Consolidation ◼ Mix Across Segments Reduction Target ◼ ROIC-Centric Decisions ◼ Maximizing Use Of All Bits ◼ Excellent Inventory Produced Management

13 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Capital Structure and Capital Allocation Considerations Guiding Principles HDD ◼ Maintain strong market position and technological leadership ◼ HDD and Flash capital structures will ◼ Lower earnings volatility with resilient demand provides opportunities reflect respective growth for deleveraging opportunities and changes in ◼ Positioned for balanced approach to capital return for shareholders profitability through cycle ◼ Construct capital structures for two independent, publicly traded Flash companies to be sustainable over the long-term ◼ Capital allocation strategy to match ◼ Continued investment in broad product portfolio and technological leadership comparable business profiles for supported by well established joint venture each, considering near-term market conditions ◼ Higher capital requirements in preparation for key investments ahead of ramping future customer demand and nodal transitions

14 © 2023 WESTERN DIGITAL CORPORATION OR ITS AFFILIATES ALL RIGHTS RESERVED Benefits to Western Digital Shareholders The culmination of a detailed, broad and comprehensive Strategic Review Unlocking value from the creation of two independent public companies 1 Allowing shareholders to participate in the upside of two industry leaders with distinct 2 growth and investment profiles Streamlined management focus to execute on unique opportunities & achieve 3 investment objectives in their respective markets Respective capital structures optimized to reflect different growth and cash flow 4 profiles of each company as well as capital return to shareholders Clarity of investment profile for Wall Street, opportunity to expand investor base 5